Janus Detroit Street Trust

Janus Henderson AAA CLO ETF	Janus Henderson Mid Cap Growth Alpha ETF
Janus Henderson Asset-Backed Securities ETF	Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson B-BBB CLO ETF	Janus Henderson Securitized Income ETF
Janus Henderson Corporate Bond ETF	Janus Henderson Short Duration Income ETF
Janus Henderson Emerging Markets Debt Hard Currency ETF	Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Global Artificial Intelligence ETF	Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson Income ETF	Janus Henderson Transformational Growth ETF

(collectively, the “Funds”)

Supplement dated July 1, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

On June 30, 2026, Janus Henderson Group plc (“Janus Henderson”), the parent of the Funds’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) completed the previously announced take-private transaction in which Janus Henderson was acquired by, among others, Trian and General Catalyst (the “Transaction”).

The closing of the Transaction was deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreement between the Funds and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction caused the investment advisory agreement to terminate automatically in accordance with its respective terms.

The Board of Trustees of the Funds (the “Board of Trustees”) approved, subject to shareholder approval, a new investment advisory agreement between the Funds and the Adviser in order to permit the Adviser to continue providing advisory services to the Funds following the closing of the Transaction (“Post-Transaction Advisory Agreement”). The Post-Transaction Advisory Agreement has substantially identical terms as the current investment advisory agreement.

At special meeting of shareholders held on May 18, 2026, and adjourned and reconvened with respect to various Funds on June 11, 2026, June 29, 2026, and July 1, 2026 (together, the “Meeting”), shareholders of each Fund approved the Post-Transaction Advisory Agreement, which took effect upon the latter of the closing of the Transaction or the approval by shareholders of each Fund’s Post-Transaction Advisory Agreement, as applicable.

Please retain this Supplement with your records.

Janus Detroit Street Trust

(the “Trust”)

Janus Henderson U.S. Real Estate ETF

(the “Fund”)

Supplement dated July 1, 2026

to Currently Effective Prospectuses

and Statement of Additional Information

On June 30, 2026, Janus Henderson Group plc (“Janus Henderson”), the parent of the Fund’s investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) completed the previously announced take-private transaction in which Janus Henderson was acquired by, among others, Trian and General Catalyst (the “Transaction”).

The closing of the Transaction was deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the investment advisory agreement between the Fund and Janus Henderson Investors US LLC (the “Adviser”) (“Prior Advisory Agreement”). As a result, the closing of the Transaction caused the Prior Advisory Agreement to terminate automatically in accordance with its terms.

The Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to shareholder approval, a new investment advisory agreement between the Fund and the Adviser in order to permit the Adviser to continue providing advisory services to the Fund following the closing of the Transaction (“Post-Transaction Advisory Agreement”). The Post-Transaction Advisory Agreement has substantially identical terms as the Prior Advisory Agreement.

Solicitation for shareholder approval of the Post-Transaction Advisory Agreement with respect to the Fund is ongoing. The Trust, on behalf of the Fund, has entered into an interim advisory agreement (the “Interim Advisory Agreement”) with the Adviser in reliance on Rule 15a-4 under the 1940 Act, pursuant to which the Adviser will continue to serve as investment adviser to the Fund for up to 150 days following the termination of the Prior Advisory Agreement or until shareholders of the Fund approve the Post-Transaction Advisory Agreement. The Interim Advisory Agreement has also been approved by the Board of Trustees on behalf of the Fund and became effective upon the closing of the Transaction. The Interim Advisory Agreement has the same terms as the Prior Advisory Agreement, except with respect to the date and term of the agreement and certain other differences as required by Rule 15a-4.

Please retain this Supplement with your records.